All Funds of the

LINCOLN FUNDS TRUST

(the “Trust”)

Supplement dated October 23, 2025

to the Funds’ currently effective Statement of Additional Information (“SAI”) dated September 27, 2024

Unless otherwise defined in this supplement, capitalized terms used in this supplement have the meanings assigned to them in the SAI

This Supplement updates certain information in the Funds’ SAI. You may obtain a copy of the SAI free of charge, upon request, by calling toll-free 866-436-8717 or at www.lincolnfinancial.com/lft.

Effective October 23, 2025, John Morris became Interested Trustee, President and Board Chair of the Trust. Gordon Huellmantel became Senior Vice President of the Trust, Paul T. Chryssikos became Senior Vice President, Chief Legal Officer and Assistant Secretary of the Trust and Samuel K. Goldstein became Vice President, Deputy Chief Legal Officer, and Secretary of the Trust, effective October 10, 2025. In relation to these changes, all references to Jayson Bronchetti, Benjamin A. Richer and Ronald Holinsky in their capacity as Interested Trustee and/or officers of the Trust are hereby deleted in their entirety.

Effective October 13, 2025, John Morriss became President of Lincoln Financial Investments Corporation (“LFI”), Gordon Huellmantel became Senior Vice President, Paul T. Chryssikos became Senior Vice President and Chief Legal Officer, and Christina E. Pron became Secretary of LFI. In relation to these changes, all references to Jayson Bronchetti, Benjamin A. Richer and Ronald Holinsky in their capacity as officers of LFI are hereby deleted in their entirety.

Effective immediately, the SAI is amended as follows:

The following information is added to the table under the Trustees and Officers section of the SAI:

Interested Trustee

Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

John Morriss* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Chairman and Trustee	Since October 2025	Formerly: Senior Vice President, Head of Public and Private Fixed Income at Fortitude Re.	116	None

*

Mr. Morriss is an interested person of the Trust because he is a Director and an Officer of Lincoln Financial Investments Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Paul T. Chryssikos 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1973	Senior Vice President, Chief Legal Officer and Assistant Secretary	Since October 2025	Senior Vice President, Chief Legal Officer, Assistant Secretary, Chief Counsel, Investment Management, Distribution and Risk, Lincoln Financial Investments Corporation.
Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President, Deputy Chief Legal Officer, and Secretary	Since October 2025; Formerly: Vice President and Assistant Secretary since June 2019	Vice President, Deputy Chief Legal Officer, and Secretary, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Gordon Huellmantel 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Senior Vice President	Since October 2025	Director, Senior Vice President, Head of Funds Management for Lincoln Financial and Chief Operating Officer, Lincoln Financial Investments Corporation; Formerly: Senior Vice President, General Account Investment Management Team.
John Morriss 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	President	Since October 2025	Senior Vice President, Head of Public and Private Fixed Income at Fortitude Re.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE